UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): 12/17/2007
CLEAR CHANNEL COMMUNICATIONS, INC
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-09645

TX (State or Other Jurisdiction of Incorporation or Organization)	74-1787539 (I.R.S. Employer Identification No.)
200 E. Basse
San Antonio, TX 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report
Item 8.01 OTHER EVENTS.
     On December 17, 2007, Clear Channel Communications, Inc. issued a press release announcing that it is commencing a cash tender offer and consent solicitation for its outstanding $750,000,000 principal amount of the 7.65% Senior Notes due 2010 on the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated December 17, 2007. Clear Channel also announced today that its subsidiary, AMFM Operating Inc., is commencing a cash tender offer and consent solicitation for the outstanding $644,860,000 principal amount of the 8% Senior Notes due 2008 on the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated December 17, 2007. A copy of the press release is attached as Exhibit 99.1.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

99.1	Press Release of Clear Channel Communications, Inc. issued December 17, 2007.
Signature(s)
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: December 17, 2007	By:	/S/ HERBERT W. HILL, JR.
Herbert W. Hill, Jr.
Sr. Vice President/Chief Accounting Officer

INDEX TO EXHIBITS

99.1	Press Release of Clear Channel Communications, Inc. issued December 17, 2007.